N-SAR Exhibit: Sub-item 77I(a)
Legg Mason Partners Equity Trust
ClearBridge International Small Cap
Fund

Item 77I(a) :Terms of new or
amended securities

In response to Sub-Items 77I(a),
the Registrant incorporates by
reference the supplement to the
fund's prospectus as filed with the
Securities and Exchange Commission
pursuant to Rule 497 of the
Securities Act of 1933 on August 7,
2015 (Accession No. 0001193125-15-
282332).  The  Registrant  also
incorporates by reference Post-
Effective Amendment No. 319 to Form
N-1A filed on January 23, 2015
pursuant to Rule 485(b) of the
Securities Act of 1933 (Accession
No. 0001193125-15-018744).